As filed with the Securities and Exchange Commission on January 20, 1999
                                                      Registration No. 333-_____
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               SUCCESSORIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         ILLINOIS                                        36-3760230
(State or Other Jurisdiction of                       (I.R.S. Employer
 Incorporation or Organization)                    Identification Number)

                     2520 DIEHL ROAD, AURORA, ILLINOIS 60504
   (Address, including Zip Code, of Registrant's Principal Executive Offices)

              SUCCESSORIES, INC. 1995 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                                GREGORY J. NOWAK
                               SUCCESSORIES, INC.
                                 2520 DIEHL ROAD
                             AURORA, ILLINOIS 60504
                                 (630) 820-7200
           (Name, Address, and Telephone Number of Agent for Service)

                                   Copies to:

         GUY E. SNYDER                                C. RICHARD FARMER
 VEDDER, PRICE, KAUFMAN & KAMMHOLZ           CARROLL, HARTIGAN, FARMER, CERNEY
222 NORTH LASALLE STREET, SUITE 2600                   & MCGILLEN, LTD.
     CHICAGO, ILLINOIS  60601               30 NORTH LASALLE STREET, SUITE 1200
                                                    CHICAGO, ILLINOIS  60602

                ------------------------------------------------


                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                          AMOUNT        PROPOSED MAXIMUM             PROPOSED MAXIMUM
        TITLE OF SECURITIES                TO BE         OFFERING PRICE                  AGGREGATE                      AMOUNT OF
          TO BE REGISTERED              REGISTERED        PER SHARE(1)               OFFERING PRICE(1)              REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------

Common Share,
$.01 par value......................      175,000           $3.094                      $541,450                       $150.52
====================================================================================================================================

(1)      Calculated pursuant to Rule 457.

                               Successories, Inc.
                               ------------------

     This Registration Statement relates to the registration of 175,000 additional shares of common stock, $.01 par value (the "Common Stock"), of Successories, Inc. (the "Company") to be issued pursuant to the Successories, Inc. 1995 Employee Stock Purchase Plan (the "Plan"). The Company previously registered 175,000 shares of Common Stock in connection with the Plan on its Registration Statement on Form S-8 (Registration No. 80151). The contents of Registration Statement File No. 80151 are hereby incorporated by reference.

                                    EXHIBITS
                                    --------

     The following exhibits are attached as part of this Registration Statement:


Exhibit
Number
------

 4.1           Successories, Inc. 1995 Employee Stock Purchase Plan, as amended

 5.1           Opinion of Carroll, Hartigan, Farmer, Cerney & McGillen, Ltd.

23.1           Consent of Arthur Andersen LLP

23.2           Consent of PricewaterhouseCoopers LLP

23.3           Consent of Counsel (contained in Exhibit 5.1)

24.1           Power of Attorney (included on signature page)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Aurora, State of Illinois, on January 20, 1999.

                              SUCCESSORIES, INC.


                              By: /s/ Arnold M. Anderson
                                  --------------------------------------------
                                      Arnold M. Anderson, Chief Executive
                                      Officer


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gregory J. Nowak with power to act, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all subsequent pre- and post-effective amendments and supplements to this Registration Statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


NAME                                                               CAPACITY                                    DATE
----                                                               --------                                    ----
/s/ Arnold M. Anderson                                  Chief Executive Officer, Chairman of the          January 20, 1999
-------------------------------------------------                  Board and Director
    Arnold M. Anderson

/s/ Gary J. Rovansek                                   President, Chief Operating Officer and             January 20, 1999
-------------------------------------------------                     Director
    Gary J. Rovansek

/s/ Seamas T. Coyle                                                   Director                            January 20, 1999
-------------------------------------------------
    Seamas T. Coyle

/s/ Gregory J. Nowak                                   Vice President, General Counsel and                January 20, 1999
-------------------------------------------------                Corporate Secretary
    Gregory J. Nowak

/s/ Steven D. Kuptsis                                       Senior Vice President, Chief                  January 20, 1999
-------------------------------------------------            Administrative Officer and
    Steven D. Kuptsis                                          Chief Financial Officer
    (Principal Financial and Accounting Officer)

/s/ C. Joseph LaBonte                                                Director                             January 20, 1999
-------------------------------------------------
    C. Joseph LaBonte

/s/ Steven B. Larrick                                                 Director                            January 20, 1999
-------------------------------------------------
    Steven B. Larrick


                                        3




NAME                                                               CAPACITY                                    DATE
----                                                               --------                                    ----


/s/ Michael H. McKee                                        Senior Vice President, Creative               January 20, 1999
-------------------------------------------------                Department and Director
    Michael H. McKee

/s/ Mervyn C. Phillips, Jr.                                           Director                            January 20, 1999
-------------------------------------------------
    Mervyn C. Phillips, Jr.

/s/ Guy E. Snyder                                                     Director                            January 20, 1999
-------------------------------------------------
    Guy E. Snyder

/s/ Timothy C. Dillon                                                 Director                            January 20, 1999
-------------------------------------------------
    Timothy C. Dillon

     The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed by the undersigned thereunto duly authorized in the City of Aurora, State of Illinois, on January 20, 1999.


                         SUCCESSORIES, INC. 1995 EMPLOYEE STOCK
                         PURCHASE PLAN


                         By: /s/ Steven B. Larrick
                             -------------------------------------------------
                                 Steven B. Larrick
                                 Member of the Board of Directors that
                                 administers the Plan


                         By: /s/ Mervyn C. Phillips, Jr.
                             -------------------------------------------------
                                 Mervyn C. Phillips, Jr.
                                 Member of the Board of Directors that
                                 administers the Plan


                         By: /s/ C. Joseph LaBonte
                             -------------------------------------------------
                                 C. Joseph LaBonte
                                 Member of the Board of Directors that
                                 administers the Plan

                                INDEX TO EXHIBITS


EXHIBIT NO.                         DESCRIPTION

   4.1         Successories, Inc. 1995 Employee Stock Purchase Plan

   5.1         Opinion of Carroll, Hartigan, Farmer, Cerney & McGillen, Ltd.

  23.1         Consent of Arthur Andersen LLP

  23.2         Consent of PricewaterhouseCoopers LLP

  23.3         Consent of Counsel (contained in Exhibit 5.1)

  24.1         Power of Attorney (included on signature page)